Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 4/16/2007


Blended Coupon 7.0390%


Excess Protection Level
3 Month Average   4.22%
December, 2000   0.18%
November, 2000   6.32%
October, 2000   6.15%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.47%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$5,990,287,874.98